SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 29, 2003

                            DRAGON PHARMACEUTICAL INC
               (Exact Name of Registrant as Specified in Charter)


      Florida                       0-27937                     65-0142474
  (State or Other                 (Commission                 (IRS Employer
  Jurisdiction of                 File Number)              Identification No.)
   Incorporation)


       1055 Hastings Street, Suite 1900                 V6E 2E9
          Vancouver, British Columbia                  (Zip Code)
  (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (604) 669-8817

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press release dated May 29, 2003.

Item 9. Other Regulation FD Disclosure/Results of Operations and Financial Condition (Item 12)

     The purpose of this current report on Form 8-K is to disclose that Dragon Pharmaceutical Inc. issued a press release on May 29, 2003 announcing and summarizing its unaudited financial results for the three-month period ending March 31, 2003. The press release under this Item 9 is being furnished to meet the requirements of Item 12 of Form 8-K.


                                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DRAGON PHARMACEUTICAL INC.

Date: May 29, 2003                  By:      /s/Matthew Kavanagh
                                             ___________________________________
                                    Name:             Matthew Kavanagh
                                    Title:    Director of Finance and Compliance
                                             (Principal Financial and Accounting
                                                          Officer)